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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 26, 2002
                                                           -------------

                            Photoelectron corporation
             (Exact name of registrant as specified in its charter)

       Massachusetts                    0-21667                   04-3035323
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)
                         -------------------------------

                                  5 Forbes Road
                         Lexington, Massachusetts 02421
                                 (781) 861-2069
  (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

     On June 26, 2002, on recommendation of the Audit Committee of the registrant's Board of Directors, the registrant's Board of Directors dismissed Arthur Andersen LLP ("Andersen") as the registrant's independent public accountants.

     During the registrant's two most recent fiscal years and during the subsequent interim period through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the registrant's consolidated financial statements for such years. During the registrant's two most recent fiscal years and during the subsequent interim period through the date of this Form 8-K, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

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     Andersen's reports on the registrant's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     The registrant provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 28, 2002, stating its agreements with such statements.

Item 7. Financial Statements and Exhibits

(a)  Exhibits.

     16 Letter from Arthur Andersen LLP to Securities and Exchange Commission dated June 28, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PHOTOELECTRON CORPORATION


                                       By: /s/ Timothy W. Baker
                                           --------------------
                                           Timothy W. Baker
                                           President and Chief Financial Officer

Dated:   July 2, 2002



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                                  EXHIBIT INDEX

Exhibit No.    Description
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   16          Letter from Arthur Andersen LLP to Securities and Exchange
               Commission dated June 28, 2002


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